Financial Adviser:

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Gateway Fund
Average Annual Total Returns
As of June 30, 2007

One Year 11.76%
Five Years 7.83%
Ten Years 6.75%
From January 1, 1988 9.15%

Maximum Sales Charge 0.00%
Expense Ratio * 0.95%

* As of December 31, 2006 per the current prospectus dated May 1, 2007.

Past performance is no guarantee of future results. Performance data represents past performance and assumes the reinvestment of distributions, but does not reflect the deduction of taxes paid on distributions or on the redemption of your shares. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

Data Source: Gateway Investment Advisers, L.P.

Gateway Fund returns are net of fees and expenses. An investor may be subject to additional fees and charges if the Fund is sold through intermediaries. Gateway advises an investor to consider the investment objectives, risks, charges and expenses of the Gateway Fund carefully before investing. The Gateway Fund prospectus contains this and other information regarding the Fund.

Please call 800.354.6339 to obtain a prospectus or one is available on-line at www.gatewayfund.com. The prospectus should be read carefully before you invest or send money.

Current performance may be lower or higher than the performance data used. Gateway Fund performance data that is current to the most recent month-end is available by calling 800.354.6339 or by accessing our website at www.gatewayfund.com.

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If you have any questions regarding the Fund, please don't hesitate to contact me.

Jane Marko
Marketing
Gateway Investment Advisers, L.P.
3805 Edwards Road, Suite 600
Cincinnati, OH 45209
800.354.6339 extension 443

TO:	FINANCIAL PROFESSIONALS
FROM:	WALTER G. SALL
DATE:	JULY 6, 2007
SUBJECT:	HALFWAY THROUGH 2007, THE GATEWAY FUND STILL ON COURSE

•	CLOSING OUT A SOLID SIX-MONTH PERIOD, THE GATEWAY FUND DELIVERS 3.16% FOR THE SECOND QUARTER AND 5.68% FOR THE FIRST SIX MONTHS OF 2007

•	EXHIBITING INCREASING VOLATILITY, THE S&P 500 INDEX RETURNS 6.28% DURING THE SECOND QUARTER AND 6.96% FOR THE YEAR-TO-DATE PERIOD ENDED JUNE 30, 2007

•	RATTLING BOND INVESTORS, THE LEHMAN BROTHERS U. S. INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX LOSES 0.15% IN THE SECOND QUARTER AND POSTS A SUB-PAR GAIN OF 1.44% FOR THE FIRST HALF OF 2007

•	VISIT THE GATEWAY FUND WEBSITE AT www.gatewayfund.com

	MONTH OF JUNE	SECOND QUARTER 2007	YEAR-TO-DATE AS OF JUNE 30, 2007
GATEWAY FUND	0.53%	3.16%	5.68%
Lehman Brothers U. S. Intermediate Government/Credit Bond Index	0.02%	-0.15%	1.44%
S&P 500 Index	-1.66%	6.28%	6.96%

FIRST SIX MONTHS OF 2007

The S&P 500 Index achieved an all-time high in the first half of 2007 reaching 1539.18 on June 4. Improving global economic conditions, with particular strength in Europe and Asia, continued to foster overall economic growth in the United States and around the world. U. S. consumers, despite record high oil prices and a deepening slowdown in the housing markets, did their part to keep the economy growing. The Federal Reserve Board maintained the federal funds rate at 5.25% throughout the six-month period as, on balance, market conditions remained within monetary policy tolerances.

•
The Gateway Fund benefited from steady cash flow from option premiums and an overall rising equity market. The Fund returned 5.68% for the six-month period ended June 30, 2007, and paid quarterly income dividends in March and June totaling $0.28 per share. The Fund’s focus on earning its return via option cash flow allowed it to maintain its momentum despite equity market pullbacks in February and June.

•
The S&P 500 Index, after a lackluster first quarter, surged ahead in the second quarter on strong corporate earnings and the injection of fresh investment capital, much of it through private equity. The S&P 500 Index delivered a total return of 6.96% for the first six months of 2007.

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 s Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 s 410.785.4033 Fax 410.785.0441

SUBJECT:	HALFWAY THROUGH 2007, THE GATEWAY FUND STILL ON COURSE
DATE:	JULY 6, 2007
PAGE:	TWO

•
As the first half of 2007 progressed, bond investors’ hope for a reduction in interest rates turned to fear of potential near-term interest rate increases. Gasoline prices hit record highs, yet the economy continued to grow, albeit at a slower rate. The Lehman Brothers U. S. Intermediate Government/Credit Bond Index advanced by 1.44% in the first half of 2007. Bond investors continued to experience below-average returns, as they have since the bond market peaked in late 2002.

•
As of June 30, 2007, the Fund was fully hedged with index call options at an average strike price between 1.5% in-the-money and 1.5% out-of-the-money. The Fund owned index put options on 100% of the notional value of the portfolio, with average strike prices between 10.0% and 12.5% out-of-the-money. The market sell-offs in February and June served to remind investors of risk factors associated with equities. The Chicago Board Options Exchange Volatility Index (the “VIX”) began the year at 11.56 and ended the period on June 29 at 16.23.

SECOND QUARTER 2007

The S&P 500 Index increased steadily in the second quarter until it was roiled by fears of spreading weakness induced by large losses in the sub-prime mortgage market. This crisis impacted both stocks and bonds. However, despite its sell-off in June, the equity market turned in a stellar quarterly return. The bond market was less fortunate. Gateway Fund investors, on the other hand, hardly noticed the turmoil.

•
The Gateway Fund achieved positive returns in each of the three months during the second quarter. Benefiting from a modest improvement in option premiums resulting from a corresponding increase in volatility, the Fund earned a total return of 3.16% for the quarter.

•
In the face of record-high gasoline prices, favorable trends in corporate profits, employment and consumer spending all served to the betterment of the overall economy. Investors shrugged off political and military setbacks in the Middle East and focused instead on peace and prosperity at home. For the quarter, the S&P 500 Index delivered a robust return of 6.28%.

•
Bond investors dramatically felt the impact of the woes in the mortgage markets. As interest rates rose and bond prices fell, the Lehman Brothers U. S. Intermediate Government/Credit Bond Index posted a 0.15% loss for the quarter.

•
On June 27, 2007, the Gateway Fund paid an ordinary income dividend of $0.13 per share to shareholders of record as of June 26, 2007. This dividend resulted primarily from net investment income earned on the stocks in the Fund’s diversified equity portfolio.

MOVING FORWARD

As we move into the second half of 2007, the investment climate has done little to resolve the major uncertainties of the first half. Corporate earnings and domestic labor markets continue as economic strengths. However, geopolitical risk persists with attendant potential to negatively impact oil prices. Inflation remains within limits, but threats linger, which makes any loosening of monetary policy uncertain. In the U. S. economy, the end (and depth and impact) of the housing decline remains uncertain.

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 s Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 s 410.785.4033 Fax 410.785.0441

SUBJECT:	HALFWAY THROUGH 2007, THE GATEWAY FUND STILL ON COURSE
DATE:	JULY 6, 2007
PAGE:	THREE

The resilience of the equity market and the rise in volatility during the first half of 2007 loom as good news for Gateway Fund investors. The increase in volatility contributes to increased cash flow from call option premiums. The general upward trend in equities seen over the past six months has allowed those cash flows to accrue to investors. The Fund’s vigilance to its investment objective continues to serve investors by mitigating downside surprises. As we move into the last six months of 2007, Gateway Fund investors realize that the Fund’s investment strategy over the last 20 years, selling index call options and hedging with index put options, is still effectively in place and addressing the risks and opportunities of today’s capital markets.

If you missed our e-mail last week, please refer to http://www.gatewayfund.com/news.asp for information regarding our proposed reorganization as part of NATIXIS, or call 800.354.6339.

RISK/RETURN COMPARISON January 1, 1988 — June 30, 2007
	Gateway Fund	Lehman Bros. U.S. Intermediate Government/Credit Bond Index	S&P 500 Index
Return	9.15%	6.91%	12.22%

Risk *	5.86%	3.26%	13.59%

*	standard deviation of monthly total returns

AVERAGE ANNUAL TOTAL RETURNS as of June 30, 2007
	Gateway Fund	Lehman Bros. U.S. Intermediate Government/Credit Bond Index	S&P 500 Index
One Year	11.76%	5.76%	20.59%
Three Years	8.21%	3.43%	11.69%
Five Years	7.83%	4.15%	10.70%
Ten Years	6.75%	5.66%	7.13%
Since 1/1/88	9.15%	6.92%	12.20%

Maximum Sales Charge	0.00%
Expense Ratio *	0.95%

* As of December 31, 2006 per the current prospectus dated May 1, 2007.

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 s Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 s 410.785.4033 Fax 410.785.0441

SUBJECT:	HALFWAY THROUGH 2007, THE GATEWAY FUND STILL ON COURSE
DATE:	JULY 6, 2007
PAGE:	FOUR

Past performance is no guarantee of future results. Performance data represents past performance and assumes the reinvestment of distributions, but does not reflect the deduction of taxes paid on distributions or on the redemption of your shares. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. At times the Gateway Fund may not own any put options, resulting in increased exposure to a market decline. Gateway Fund returns are net of fees and expenses. An investor may be subject to additional fees and charges if the Fund is sold through intermediaries.

Gateway advises an investor to consider the investment objectives, risks, charges and expenses of the Gateway Fund carefully before investing. The Gateway Fund prospectus contains this and other information regarding the Fund. Please call 800.354.6339 to obtain a prospectus or one is available on-line at www.gatewayfund.com. The prospectus should be read carefully before you invest or send money.

Current performance may be lower or higher than the performance data quoted. Gateway Fund performance data that is current to the most recent month-end is available by calling 800.354.6339 or by accessing our website at www.gatewayfund.com.

The S&P 500 Index is a widely recognized measure of performance for the U. S. stock market. The S&P 500 Index figures represent the prices of a capitalization-weighted index of 500 common stocks and assume reinvestment of all dividends paid on the stocks in the index.

The Lehman Brothers U. S. Intermediate Government/Credit Bond Index is the intermediate component of the Lehman Brothers U. S. Government/Credit Index and is a widely recognized index which features a blend of U. S. Treasury, government-sponsored (U. S. Agency and supranational), mortgage and corporate securities limited to a maturity of no more than ten years.

Data Source: Gateway Investment Advisers, L.P., Lehman Brothers Inc. and Bloomberg L.P.

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 s Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 s 410.785.4033 Fax 410.785.0441